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                                                                    EXHIBIT 99.2


CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the quarterly report on Form 10-Q of Cox Radio, Inc. (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission as of the date hereof, I, Neil O. Johnston, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                    /s/ Neil O. Johnston
                                    -------------------------------------
                                    Name:   Neil O. Johnston
                                    Title:  Chief Financial Officer
                                    Date:   November 8, 2002